OCET STOCK PLEDGE AGREEMENT

        The undersigned ___________, an individual (the "Pledgor"), for valuable consideration, HEREBY GRANTS to OCET Corporation, a Delaware corporation (the "Secured Party", or "OCET"), 1200 Prospect Street, Suite 325, La Jolla, CA 92037, a lien and security interest in Certificate No. 3, representing ( ) shares of the common capital stock, no par value, of OCET, said certificate being hereinafter referred to either as the "collateral" or the "pledged certificate" to secure payment and performance of the joint and several obligations of the Pledgor under the Non-Recourse Promissory Note (the "Note"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference. The undersigned hereby acknowledges that the pledged certificate represents those shares of OCET acquired by the Pledgor from the Secured Party.

        This Agreement is made upon and is subject to the following terms and provisions, to-wit:

        1. The Pledgor warrants and represents that it is the beneficial owner and holder of the pledged certificate free and clear of any and all liens and encumbrances, except the lien of this Pledge Agreement. The Secured Party shall have no right of any kind whatsoever to exercise any voting, consensual or other rights or powers of ownership pertaining to the pledged certificate, and shall have no right of any kind whatsoever to receive or retain dividends or other payments made in respect of the stock of OCET, unless and until there occurs an event of default as described in Paragraph 4 herein.

        2. The Pledgor covenants and agrees that upon execution of this Agreement, it will provide the Secured Party the original of the pledged certificate immediately upon its issuance for the purpose of enabling the Secured Party to perfect its security interest therein.

        3. The Pledgor agrees that bankruptcy or insolvency of the Pledgor (even though rendering the Note unenforceable or uncollectible) shall in no manner impair, affect or release the security interest of the Secured Party hereunder.

        4. The following shall constitute an event of default hereunder: (i) a default in the payment of the Note secured by and under this Pledge Agreement, if such default shall continue for thirty (30) days after the Secured Party shall have given the Pledgor written notice thereof. From and after an event of default, if such event of default shall continue for thirty (30) days, and if Secured Party shall have given the Pledgor written notice thereof, the Pledgor does hereby constitute and appoint the Secured Party as such Pledgor's true and lawful attorney-in-fact irrevocable, coupled with an interest, for the Pledgor and in the Pledgor's name and stead to exchange the collateral for the Note including interest, and any and all obligations thereunder, and deliver the collateral to Secured Party and deliver the Note to Pledgor, both deliveries being free and clear from any liens or encumbrances. Pursuant to such exchange, Secured Party shall make, execute and deliver all necessary instruments of exchange, assignment and transfer, with full power and authority to act in respect of the pledged certificate.

        5. Concurrently with the execution of this Pledge Agreement, the Pledgor agrees to and shall deliver to Secured Party a stock power for the pledged certificate executed in blank by the Pledgor.

        6. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

        7. All words used herein in the singular shall extend to and include the plural. All words used herein in the plural shall extend to and include the singular. All words used in any gender shall extend to and include all genders.

        8. This Agreement constitutes the entire understanding and agreement between the parties relating to the subject matter hereof and supersedes and cancels any prior written or oral understanding or agreement between the parties relating to the subject matter hereof. This Agreement shall not be amended, altered or supplemented in any way except by an instrument in writing, signed by the duly authorized representative of the parties.

        IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the ____ day of January, 2000.

PLEDGOR                 ____________________________________
                        Name

SECURED PARTY           ____________________________________
                        OCET Corp.

                                  STOCK POWER

        The undersigned, ______________________, for value received, hereby sells, assigns and transfers unto ________________________, shares of the common capital stock of OCET Corporation, represented by certificate No. 3 under the conditions set forth in the Pledge Agreement among and OCET and does hereby irrevocably constitute and appoint ____________________ as attorney to transfer the shares on the books of the within named corporation with full power of substitution in the premises.

        Dated: the _____ day of ________________, 2000.





                                        _______________________________
                                        Name